UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 7, 2008

ZIX CORPORATION
(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 370-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The purpose of this Form 8-K is to amend the Selling Shareholder table appearing in the “Selling Shareholders” section of the Prospectus contained in the Zix Corporation (the “Company,” “we,” or the “Registrant”) Registration Statement No. 333-124318 on Form S-3 (the “Registration Statement”), for the reasons described below.
     The Registration Statement relates to our sale and issuance in November 2004 in a privately issued transaction and pursuant to a securities purchase agreement, of $20 Million in convertible notes and associated warrants to certain investors (the “Investors”) and to Rodman & Renshaw, LLC, who acted as the placement agent. This private placement transaction, referred to herein as the “November 2004 Transaction” is described in the Company’s filing with the Securities and Exchange Commission (“SEC”) on Form 8-K, filed November 4, 2004. As required by our agreements with the Investors we filed the Registration Statement with the SEC, which covers re-sales by the Investors and the Placement Agent of the shares of our common stock purchased by them and the shares of common stock issuable upon the exercise of the warrants purchased by them.
     Rodman & Renshaw, LLC. has since the filing of the original Registration Statement transferred the warrants held by them, as set forth below:
•	Rodman & Renshaw, LLC., is transferor of 166,667 warrant shares to Iroquois Master Fund Ltd., as transferee

•	Rodman & Renshaw, LLC., is transferor of 108,964 warrant shares to Iroquois Master Fund Ltd., as transferee
     This Form 8-K amends the Selling Shareholder table appearing in the “Selling Shareholders” section of the Prospectus contained in Registration Statement No. 333-124318 on Form S-3, as follows:
•	to delete as Selling Shareholder under the Registration Statement the transferor of the warrants noted above

•	to add as Selling Shareholder under the Registration Statement, Iroquois Master Fund Ltd., the transferee of the warrants noted above (covering 275,631 shares of the Registrant’s common stock), as set forth below:

OWNERSHIP PRIOR TO OFFERING				OWNERSHIP AFTER OFFERING
	NUMBER OF		SHARES TO BE	NUMBER OF
NAME OF OWNER	SHARES	PERCENTAGE	SOLD	SHARES	PERCENTAGE
Iroquois Master Fund Ltd. (1)	2,735,662	4.37%	413,447 (2)	2,460,031	3.93%

(1)	The Registrant has been advised that Joshua Silverman has voting, investment, and dispositive control over the shares held by Iroquois Master Fund Ltd. Mr. Silverman disclaims beneficial ownership of these shares.

(2)	Represents 150% of the 275,631 warrant shares to be sold by the Selling Shareholder
NOTE: Stated percentages are based on 62,632,468 outstanding shares as of December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION (Registrant)
Date: February 7, 2008	By:	/s/ Barry W. Wilson
Barry W. Wilson
Chief Financial Officer and Treasurer

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